                                                                  EXHIBIT 4.2



SERIES A 8% CUMULATIVE                                      PAR VALUE $.01
CONVERTIBLE PREFERRED STOCK

         NUMBER                                                SHARES


INCORPORATED UNDER THE                                 CUSIP 590911 20 2
LAWS OF THE STATE OF TEXAS                   SEE REVERSE FOR CERTAIN DEFINITIONS


                                  MESA INC.


THIS CERTIFIES THAT



is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK OF Mesa Inc. the rights against the Corporation in which are transferable on the books of the Corporation by the holder hereof in person or by attorney, upon surrender of this Certificate properly endorsed. The designations, preferences, limitations and relative rights of each class of stock of the Corporation are set forth in Article Four of the Articles of Incorporation, as amended, of the Corporation. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                       DATED


                         /s/ BOONE PICKENS
                             CHAIRMAN OF THE BOARD


/s/ ANDREW J. LITTLEFAIR                           /s/ G. MICHAEL PRESCOTT
    VICE PRESIDENT                                     CORPORATE SECRETARY

[MESA LOGO]                                                    [MESA INC. SEAL]

COUNTERSIGNED AND REGISTERED:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           TRANSFER AGENT
                                           AND REGISTRAR,

BY
                                           AUTHORIZED SIGNATURE.

                                   MESA INC.



     A STATEMENT OF (1) THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION, (2) THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED STOCK OF THE CORPORATION, TO THE EXTENT SUCH RIGHTS AND PREFERENCES HAVE BEEN ESTABLISHED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES, AND (3) THE DENIAL TO SHAREHOLDERS OF A PREEMPTIVE RIGHT TO ACQUIRE ANY SHARES OR SECURITIES OF ANY CLASS, WHETHER NOW OR HEREAFTER AUTHORIZED, WHICH MAY AT ANY TIME BE ISSUED, SOLD, OR OFFERED FOR SALE BY THE CORPORATION IS SET FORTH IN THE ARTICLES OF INCORPORATION, AS AMENDED, OF THE CORPORATION, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                      UNIF GIFT MIN ACT -                Custodian
     TEN ENT - as tenants by the entireties                                  --------------            -------------
     JT TEN  - as joint tenants with right of                                   (Cust)                   (Minor)
               survivorship and not as tenants                               under Uniform Gifts to Minors
               in common                                                     Act
                                                                                ----------------------------
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, __________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY
     OR OTHER IDENTIFYING
      NUMBER OF ASSIGNEE
- ---------------------------------


- --------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated,
      -------------------------------

                                    NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                 X
                                   ---------------------------------------------
                                                    (SIGNATURE)

                                 X
                                   ---------------------------------------------
                                                    (SIGNATURE)

                                 -----------------------------------------------
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED
                                 IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED.
                                 -----------------------------------------------
                                 SIGNATURE(S) GUARANTEED BY:





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